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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 33-87394, 33-95422, 33-95424, 333-08981, 333-35009, 333-79469, 333-36348,
333-39156, 333-49476, 333-66574, 333-69554 on Form S-8 of our report dated March
16, 2001 (September 17, 2001 as to the last paragraph of Note 11) appearing in this Amendment No.3 to Current Report on Form 8-K/A of Veeco Instruments Inc. dated November 28, 2001.

DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
November 30, 2001




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